Beyond, Inc. Delivers Significant Financial Improvement Across Key Operational Guideposts – Signals Imminent Shift to Revenue Growth Phase

Company believes it is less than 60 days from transitioning out of restructuring and into revenue growth

46% improvement in Net Loss and 72% improvement in Adjusted EBITDA year-over-year, driven by gross margin expansion, SG&A reduction, and the elimination of non-contributory SKUs and vendors

MURRAY, Utah - April 28, 2025 - Beyond, Inc. (NYSE:BYON), owner of Bed Bath & Beyond, Overstock, buybuy BABY, and a blockchain asset portfolio, today reported financial results for the first quarter ended March 31, 2025.

Adrianne Lee, President and Chief Financial Officer of Beyond, commented, “While the previously disclosed decision to eliminate non-contributory SKUs and vendors led to lower revenue, we are steadfast in building a more stable foundation for profitability and growth. The sequential improvements we’ve seen—particularly in gross margin expansion and fixed cost reductions—underscore the intensity I expect in restoring the financial discipline critical to building a profitable growing business.”

Marcus Lemonis, Executive Chairman and Principal Executive Officer, added, “Our first quarter results illustrate our team’s progress against the mandate to return to profitability including margin optimization, SKU rationalization, and fixed cost restructuring. The consistency we saw in the final weeks of the quarter through today in sales performance and marketing efficiency marks a tipping point. Coming out of the restructuring, we have a clear understanding of our levers to breakeven and generate a profit. With a newly right-sized cost structure, we believe we are within 60 days of transitioning to a revenue and gross profit growth playbook.”

Lemonis concluded, “We will deliver value to our customers across our family of brands through affordability, access to trusted top-tier brands, a better site experience, and new category rollouts, all while navigating current tariff and macroeconomic volatility with the strength of our diversified vendor base – domestic and international. This team is equipped and focused on our key guideposts to deliver revenue growth and profitability.”

First Quarter 2025 Results

•	Net revenue of $232 million, a decrease of 39.4% YoY*
•	Gross profit of $58 million, or 25.1% of net revenue, a 560 bps improvement YoY
•	Sales & Marketing expense of $31 million, or 13.5% of net revenue, a 430 bps improvement YoY
•	Technology and G&A expense of $41 million vs $50 million in 2024, a $9 million improvement YoY
•	Net loss of $40 million, including $17 million of non-core and non-cash expense
•	Diluted net loss per share of $0.74; Adjusted diluted net loss per share (non-GAAP) of $0.42
•	Adjusted EBITDA (non-GAAP) of ($13) million, a $35 million improvement YoY
•	Cash, cash equivalents, restricted cash, and inventory totaled $166 million at the end of the first quarter
*YoY represents year-over-year.

Earnings Webcast and Replay Information
Beyond will host a webcast to discuss its first quarter 2025 financial results and its strategic vision, key initiatives, and provide business updates on Tuesday, April 29, 2025, at 8:30 a.m. ET. To access the live webcast, visit https://investors.beyond.com. Questions may be emailed in advance of the call to ir@beyond.com.

A replay of the webcast will be available at https://investors.beyond.com shortly after the live event has ended.

On April 28, 2025, in connection with the release of financial results, the Company posted an updated presentation in the “Events & Presentation” portion of its investor relations website at https://investors.beyond.com.

About Beyond
Beyond, Inc. (NYSE:BYON), based in Murray, Utah, is an ecommerce focused affinity company that owns or has ownership interests in various retail brands, offering a comprehensive array of products and services that enable its customers the ability to unlock their homes’ potential while supporting their families and all of life's milestones. The Company currently owns Bed Bath & Beyond, Overstock, buybuy BABY, and other related brands and websites. The Company regularly posts information and updates on its Newsroom and Investor Relations pages on its website, Beyond.com.

Contact Information Investor Relations ir@beyond.com pr@beyond.com

Cautionary Note Regarding Forward-Looking Statements
This press release and webcast to discuss our financial results and strategy may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding our quarterly earnings reporting, forecasts of our growth, profitability, business strategy, improved conversion, marketing, and customer retention, planned expense reductions, value and monetization of our intellectual property, future strategic ventures, global loyalty program, improved financial performance, increased shareholder value, and the timing of any of the foregoing. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of known and unknown risks, uncertainties, and other important factors including but not limited to, difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, insurance, competition, macroeconomic changes, attraction/retention of employees, search engine optimization results, and/or payment processors. Other risks and uncertainties include, among others, risks arising from changes to our organizational structure, management, workforce or compensation structure, impacts from changing our company name, impacts from our use of the Overstock, buybuy BABY, and Bed Bath & Beyond brands or the platforms on which they are offered, our ability to generate positive cash flow, impacts from our evolving business practices, including strategic ventures, and expanded product and service offerings, impacts from directly sourced products, any problems with our infrastructure, including re-location or third-party maintenance of our computer and communication hardware, cyberattacks, data loss or data breaches affecting us, adverse tax, regulatory or legal developments, any restrictions on tracking technologies, any failure to effectively utilize technological advancements or protect our intellectual property, negative economic consequences of global conflict, politics including the presidential election, and whether our partnership with Pelion Venture Partners will achieve its objectives. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 25, 2025, and in our subsequent filings with the SEC. The Form 10-K and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Beyond, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except per share data)
	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$114,576	$159,169
Restricted cash	26,905	26,924
Accounts receivable, net	18,072	15,847
Inventories	24,588	11,546
Prepaids and other current assets	12,323	14,021
Total current assets	196,464	227,507
Property and equipment, net	19,498	23,544
Intangible assets, net	32,773	30,246
Goodwill	6,160	6,160
Equity securities	77,741	78,186
Operating lease right-of-use assets	6,131	6,858
Other long-term assets, net	24,958	29,453
Total assets	$363,725	$401,954
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$78,035	$81,939
Accrued liabilities	61,568	73,614
Unearned revenue	40,807	43,095
Operating lease liabilities, current	839	1,342
Short-term debt, net	24,898	24,871
Total current liabilities	206,147	224,861
Operating lease liabilities, non-current	6,293	6,452
Other long-term liabilities	7,917	7,909
Total liabilities	220,357	239,222
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000, issued and outstanding - none	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 63,413 and 59,560
Outstanding shares - 56,832 and 53,069	6	5
Additional paid-in capital	1,093,943	1,072,869
Accumulated deficit	(780,378)	(740,466)
Treasury stock at cost - 6,581 and 6,491	(170,203)	(169,676)
Total stockholders' equity	143,368	162,732
Total liabilities and stockholders' equity	$363,725	$401,954

Beyond, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except per share data)
	Three months ended March 31,
	2025	2024
Net revenue	$231,748	$382,281
Cost of goods sold	173,616	307,922
Gross profit	58,132	74,359
Operating expenses
Sales and marketing	31,290	67,906
Technology	26,718	29,581
General and administrative	14,314	20,454
Customer service and merchant fees	9,357	13,943
Total operating expenses	81,679	131,884
Operating loss	(23,547)	(57,525)
Interest income, net	762	2,717
Other expense, net	(16,933)	(18,791)
Loss before income taxes	(39,718)	(73,599)
Provision for income taxes	194	329
Net loss	$(39,912)	$(73,928)
Net loss per share of common stock:
Basic	$(0.74)	$(1.62)
Diluted	$(0.74)	$(1.62)
Weighted average shares of common stock outstanding:
Basic	53,661	45,587
Diluted	53,661	45,587

Beyond, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Three months ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(39,912)	$(73,928)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,844	3,960
Non-cash operating lease cost	727	831
Stock-based compensation to employees and directors	1,094	4,776
Gain on sale of intangible assets	(336)	—
Loss from equity method securities	17,073	18,452
Other non-cash adjustments	200	(76)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,225)	(3,667)
Inventories	(13,042)	137
Prepaids and other current assets	2,167	2,297
Other long-term assets, net	(125)	135
Accounts payable	(4,087)	10,059
Accrued liabilities	(14,302)	(1,412)
Unearned revenue	(2,288)	5,078
Operating lease liabilities	(662)	(894)
Other long-term liabilities	(47)	(358)
Net cash used in operating activities	(50,921)	(34,610)
Cash flows from investing activities:
Purchase of equity securities	(8,000)	—
Purchase of intangible assets	(5,214)	(5,714)
Expenditures for property and equipment	(1,181)	(3,422)
Proceeds from the sale of intangible assets	1,250	—
Other investing activities, net	—	10
Net cash used in investing activities	(13,145)	(9,126)
Cash flows from financing activities:
Proceeds from sale of common stock, net of offering costs	19,472	—
Payments of taxes withheld upon vesting of employee stock awards	(527)	(3,172)
Other financing activities, net	509	653
Net cash provided by (used in) financing activities	19,454	(2,519)
Net decrease in cash, cash equivalents, and restricted cash	(44,612)	(46,255)
Cash, cash equivalents, and restricted cash, beginning of period	186,093	302,749
Cash, cash equivalents, and restricted cash, end of period	$141,481	$256,494

Supplemental Operational Data
We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results and provide key performance indicators to track our progress. These indicators include changes in customer order patterns and the mix of products purchased by our customers.

Active customers represent the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

Last twelve months (LTM) net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances, we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides our key operating metrics:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended March 31,
	2025	2024
Active customers	4,779	6,041
LTM net revenue per active customer	$260	$259
Orders delivered	1,196	2,211
Average order value	$194	$173
Orders per active customer	1.34	1.41

Non-GAAP Financial Measures and Reconciliations
We are providing certain non-GAAP financial measures in this release and related earnings conference call, including adjusted diluted net loss per share, adjusted EBITDA, and free cash flow. We use these non-GAAP measures internally in analyzing our financial results and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance and, in the case of free cash flow, our liquidity position, in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted diluted net loss per share is a non-GAAP financial measure that is calculated as net income (net loss) less the income or losses recognized from our equity method securities, net of related tax. We believe that this adjustment to our net income (net loss) before calculating per share amounts for the current period presented provides a useful comparison between our operating results from period to period.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as net income (net loss) before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following tables reflects the reconciliation of adjusted diluted net loss per share to diluted net loss per share (in thousands, except per share data):

	Three months ended March 31,
	2025
	Diluted EPS	Less: equity method income (loss)	Adjusted Diluted EPS
Numerator:
Net loss	$(39,912)	$(17,073)	$(22,839)

Denominator:
Weighted average shares of common stock outstanding—diluted	53,661	53,661	53,661

Net loss per share of common stock:
Diluted	$(0.74)	$(0.32)	$(0.42)

The following table reflects the reconciliation of adjusted EBITDA to net loss (in thousands):

	Three months ended March 31,
	2025	2024
Net loss	$(39,912)	$(73,928)
Depreciation and amortization	4,844	3,960
Stock-based compensation	1,094	4,776
Interest income, net	(762)	(2,717)
Other expense, net	16,933	18,791
Provision for income taxes	194	329
Special items (see table below)	4,376	946
Adjusted EBITDA	$(13,233)	$(47,843)

Special items:
Brand integration and related costs	$1	$11
Restructuring costs[1]	4,375	935
	$4,376	$946
1 Inclusive of certain severance and lease termination costs.

The following table reflects the reconciliation of free cash flow to net cash used in operating activities (in thousands):

	Three months ended March 31,
	2025	2024
Net cash used in operating activities	$(50,921)	$(34,610)
Expenditures for property and equipment	(1,181)	(3,422)
Free cash flow	$(52,102)	$(38,032)